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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): September 3, 2003


                             ARGENT SECURITIES INC.

            (as depositor under the Pooling and Servicing Agreement,
          dated as of September 1, 2003, providing for the issuance of
             Asset-Backed Pass-Through Certificates, Series 2003-W3)


                             Argent Securities Inc.
             (Exact name of registrant as specified in its charter)




           Delaware                 333-105957          77-0599834
           --------                 ----------          ----------
(State or Other Jurisdiction       (Commission          (I.R.S. Employer
of Incorporation)                  File Number)         Identification Number)

1100 Town & Country Road, Suite 1100
Orange, California                                               92868
------------------                                               -----
(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code:  (714) 564-0660
                                                     --------------

Item 2. Acquisition or Disposition of Assets
        ------------------------------------

Description of the Certificates and the Mortgage Pool

                  On September 5, 2003, a series of certificates, entitled Argent Securities Inc. Asset-Backed Pass-Through Certificates, Series 2003-W3 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of September 1, 2003 (the "Agreement"), attached hereto as Exhibit 4.1, among Argent Securities Inc. as depositor (the "Depositor"), Ameriquest Mortgage Company ("Ameriquest") as master servicer (the "Master Servicer") and Deutsche Bank National Trust Company as trustee (the "Trustee"). The Certificates consist of nineteen classes of certificates (collectively, the "Certificates"), designated as the "Class AV-1A Certificates," "Class AV-1B Certificates," "Class AV-2 Certificates," "Class AF-1 Certificates," "Class AF-2 Certificates," "Class AF-3 Certificates," "Class AF-4 Certificates," "Class AF-5 Certificates," "Class AF-6 Certificates," "Class M-1 Certificates," "Class M-2 Certificates," "Class M-3 Certificates," "Class M-4 Certificates," "Class M-5 Certificates," "Class MV-6 Certificates," "Class MF-6 Certificates," "Class CE Certificates," "Class P Certificates" and "Class R Certificates." The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool'") of conventional, one- to four- family, adjustable rate and fixed rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consist of Mortgage Loans having an aggregate principal balance of approximately $1,600,000,067 as of September 1, 2003 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to (i) the Mortgage Loan Purchase Agreement, dated September 3, 2003, between Ameriquest as seller and the Depositor (the "Mortgage Loan Purchase Agreement"). The Class Class AV-1A Certificates, Class AV-1B Certificates, Class AV-2 Certificates, Class AF-1 Certificates, Class AF-2 Certificates, Class AF-3 Certificates, Class AF-4 Certificates, Class AF-5 Certificates, Class AF-6 Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class MV-6 Certificates, Class MF-6 Certificates were sold by the Depositor to UBS Securities LLC (the "Underwriter"), pursuant to an Underwriting Agreement, dated September 3, 2003 (the "Underwriting Agreement") among the Depositor, Ameriquest and the Underwriter.

         The Certificates have the following initial Certificate Balances and Pass-Through Rates:

                INITIAL CERTIFICATE      PASS-THROUGH                    INITIAL CERTIFICATE     PASS-THROUGH
    CLASS       PRINCIPAL BALANCE(1)         RATE            CLASS       PRINCIPAL BALANCE(1)        RATE
    -----       --------------------         ----            -----       --------------------        ----
    AV-1A           $689,533,000        Variable(2)(4)       AF-6          $ 42,509,000          5.413%(3)(4)
    AV-1B           $ 76,615,000        Variable(2)(4)       M-1           $104,000,000         Variable(2)(4)
    AV-2            $221,662,000        Variable(2)(4)       M-2           $ 88,000,000         Variable(2)(4)
    AF-1            $ 96,523,000          Variable(2)        M-3           $ 28,000,000         Variable(2)(4)
    AF-2            $ 53,393,000           3.189%(3)         M-4           $ 24,000,000         Variable(2)(4)
    AF-3            $ 49,702,000           3.991%(3)         M-5           $ 24,000,000         Variable(2)(4)
    AF-4            $ 26,971,000         5.214%(3)(4)        MV-6          $ 16,000,000         Variable(2)(4)



                                      -3-


    AF-5            $ 14,294,000         6.121%(3)(4)        MF-6          $ 4,000,000           6.500%(3)(4)

(1) Approximate.
(2) The pass-through rate on the adjustable-rate certificates are generally based on one-month LIBOR plus an applicable margin, subject to a rate cap, as described in the prospectus supplement under "Description of the Certificates--Pass-Through Rates."
(3)Subject to a rate cap, as described in the prospectus supplement.
(4) Subject to increase, as described in the prospectus supplement.

            The Certificates, other than the Class CE Certificates, the Class P Certificates and the Class R Certificates, and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated September 3, 2003 (the "Prospectus Supplement"), and the Prospectus, dated August 1, 2003, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class CE Certificates, the Class P Certificates and the Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 7.       Financial Statements and Exhibits
              ---------------------------------

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits


         Exhibit No.                               Description
         -----------                               -----------
              4.1 Pooling and Servicing Agreement, dated as of September 1, 2003, by and among Argent Securities Inc. as Depositor, Ameriquest Mortgage Company as Master Servicer and Deutsche Bank National Trust Company as Trustee relating to the Series 2003-W3 Certificates.

                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 15, 2003


                                                       ARGENT SECURITIES INC.


                                                       By: /s/ John P. Grazer
                                                           ------------------
                                                       Name:   John P. Grazer
                                                       Title:  CFO

                                Index to Exhibits
                                -----------------




                                                                                               Sequentially
     Exhibit No.                                Description                                   Numbered Page
     -----------                                -----------                                   -------------
         4.1           Pooling and Servicing Agreement, dated as of September 1,                     7
                       2003, by and among Argent Securities Inc. as Depositor,
                       Ameriquest Mortgage Company as Master Servicer and
                       Deutsche Bank National Trust Company as Trustee relating
                       to the Series 2003-W3 Certificates.

                                   Exhibit 4.1